ELLINGTON INCOME OPPORTUNITIES FUND
(the “Fund”)

Supplement dated September 25, 2024
to the Prospectus and Statement of Additional Information dated April 30, 2024 as previously supplemented

Effective October 1, 2024, the investment minimums for Class I Shares (EIOMX) will be lowered to $2,500 for initial investments and $1,000 for subsequent investments.  Accordingly, the sixth paragraph on the Cover of the Prospectus is replaced with the following:

Securities Offered. The Fund engages in a continuous offering of three classes of shares of beneficial interest of the Fund: Class A, Class C, and Class I shares. The Fund has registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Securities Act”) and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, on a continuous basis, through its principal underwriter, Foreside Fund Services, LLC (the “Distributor”), under the terms of this Prospectus, $250,000,000 in shares of beneficial interest, at the net asset value (“NAV”) per share of the relevant share class, plus any applicable sales load. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares. See “Plan of Distribution.” Any sales load will be deducted from the proceeds paid to the Fund. Class A shares are subject to a maximum sales load of 5.75% of the amount invested for Class A shares, and are not subject to any early withdrawal charges. Class C and Class I shares are not subject to a sales load or early withdrawal charges. The minimum initial investment by a shareholder for any of Class A, Class C and Class I shares is $2,500, and subsequent investments must be at least $100 for Class A and Class C shares and $1,000 for Class I shares, unless waived in the discretion of the Fund or the Adviser (defined below).

The first heading and paragraph on page 52 of the Prospectus is replaced with the following:

Class I Shares

Class I shares are sold at the prevailing NAV per Class I share and are not subject to any upfront sales load. Class I shares are not subject to distribution or shareholder servicing fees or early withdrawal charges. Class I shares may only be available through certain financial intermediaries. Because the Class I shares of the Fund are sold at the prevailing NAV per Class I share without an upfront sales load, the entire amount of your purchase is invested immediately. However, Class I shares require a minimum initial investment of $2,500 and subsequent investments must be at least $1,000. These minimums may be reduced by the Fund in the sole discretion of the Adviser based on consideration of various factors including the investor’s or the financial advisor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.

Effective immediately, the following revisions are made to the Prospectus to align with the Fund’s use of brokers and financial intermediaries for the distribution of the Fund.

The first paragraph under the heading “Purchasing Shares” on page 48 of the Prospectus is replaced with the following:

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $25.00. Investors may buy and sell shares of the Fund through financial intermediaries or brokers, or, to the extent applicable, the agents or authorized designees (including other financial intermediaries) of such financial intermediaries or brokers, that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. The Fund will be deemed to have received a purchase order when a Financial Intermediary receives the order.  Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business on the days the Fund calculates NAV, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 30, 2024, as previously supplemented which provide information that you should know about the Fund before investing.  These documents can be obtained without charge by calling the Fund toll-free at 1-855-862-6092 or by visiting www.ellingtonincomefund.com.

Investors should retain this Supplement for future reference.